Exhibit 10.57

AMENDMENT TO

NOTE AGREEMENT

THIS AMENDMENT TO NOTE AGREEMENT (“Amendment”) is entered into among Edison Nation, Inc. (“Edison Nation”), and Paul J. Solit and Julie B. Solit the undersigned parties and/or their nominees (“Lender” or “Payee”):

WHEREAS, the parties entered into that certain Note Agreement (“Agreement”) dated as of January 15, 2020;

WHEREAS, pursuant to Section A.9 of the Agreement, the maturity date of the Agreement means July 15, 2020 and the parties hereto desire to extend the maturity date to December 15, 2020;

WHEREAS, pursuant to Section A.3 of the Agreement, the Company will work to remove the restriction on the original issuance of 13,000 shares of restricted common shares of Edison Nation pursuant to SEC Rule 144;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following terms of the Amendment.

1. Section A.2 to the Agreement is replaced with the following:

OID: $14,000

2. Section A.3 to the Agreement is replaced with the following:

Incentive Shares: 13,000 shares of restricted common shares of stock of Edison Nation pursuant to SEC Rule 144.

Additional Incentive Shares: 13,000 shares of restricted common shares of stock of Edison Nation pursuant to SEC Rule 144.

3. Section A.9 to the Agreement is replaced with the following:

Maturity Date means December 15, 2020.

[SIGNATURE PAGES TO FOLLOW]

WHEREFORE each of the parties has accepted and agreed by affixing their respective authorized signatures below as of the date first above written.

EDISON NATION, INC.

By: Christopher B. Ferguson, CEO

PAUL J. SOLIT AND JULIE B. SOLIT

By: Paul J. Solit

By: Julie B. Solit